Webcast Presentation – July 27, 2017 Q2 2017 Earnings

2 Q2 Earnings Webcast 7/27/17 Safe Harbor Statement All statements made herein that are not historical facts should be considered as “forward- looking statements” within the meaning of the Private Securities Litigation Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to: adverse economic conditions; disruptions in operations or information technology systems; supply chain disruptions, changes in supplier strategy or loss of key suppliers; product or other cost fluctuations; expansion of business activities; personnel turnover or labor cost increases; tax law changes or challenges to tax matters; increase in competition; risks related to acquisitions, including the integration of acquired businesses; exchange rate fluctuations; legal or regulatory matters; litigation, disputes, contingencies or claims; debt levels, terms, financial market conditions or interest rate fluctuations; goodwill or intangible asset impairment; stock market, economic or political instability; and other factors described in detail in the Form 10-K for WESCO International, Inc. for the year ended December 31, 2016 and any subsequent filings with the Securities & Exchange Commission. The following presentation includes a discussion of certain non-GAAP financial measures. Information required by Regulation G with respect to such non-GAAP financial measures can be found in the appendix and obtained via WESCO’s website, www.wesco.com.

Q2 2017 Highlights



Organic Growth
(%)
Apr (2)%
May *Flat*
June 4%
3.2
(3.0)
(5.3)
(7.6)
(6.7)
(3.1)
(6.2)
(3.6)
(1.7)
1.0
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
2015
2016
2017

Note: Organic growth excludes the impact of acquisitions in the first year of ownership, foreign exchange rates and number of workdays. See appendix for non-GAAP reconciliations.

- Second quarter results were in line with our outlook
- Reported sales were flat, organic sales up 1% after eight consecutive quarters of sales decline
  - Organic sales were down 1% in U.S.
  - Organic sales were up 2% in Canada
- Organic sales were up 8% sequentially
- The estimated pricing impact was minimal
- Improved business momentum driven by sales growth in the Industrial and CIG end markets, Canada, and International
- July MTD sales up mid single digits
- Q2 backlog grew 5% sequentially versus typical seasonal decline
- June backlog was the highest monthly backlog since 2012
- Oil & gas customers represent approximately 6% of sales

…performance in-line with outlook

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Q2 Earnings Webcast 7/27/17

Industrial End Market

Organic Sales Growth versus Prior Year


37%
Industrial
• Global Accounts
• Integrated Supply
• OEM
• General Industrial
2016 (10.2%)
(13.7%)
(10.1%)
(10.1%)
(6.8%)
1.2%
6.0%
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017

Note: See appendix for non-GAAP reconciliations.

- Q2 2017 Sales
  - Organic sales up 6% versus prior year (up 4% in U.S. and up 10% in Canada in local currency)
  - Up 5% sequentially
- Positive momentum driven by sequential sales growth in most end market verticals
- Global Account and Integrated Supply opportunity pipeline and bidding activity levels remain strong
- While still cost focused, customers are more optimistic regarding 2017 and 2018
- Customer trends include high expectations for supply chain process improvements, cost reductions, and supplier consolidation



Renewed a multi-year contract to supply electrical and safety MRO products across multiple plants for a global food ingredient manufacturer.

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Q2 Earnings Webcast 7/27/17

5 Q2 Earnings Webcast 7/27/17 (3.6%) 2.3% (5.5%) (1.9%) (3.6%) (4.4%) • Q2 2017 Sales − Organic sales down 4% versus prior year (down 6% in U.S. and down 4% in Canada in local currency) − Up 10% sequentially − Growth with commercial contractors partially offset weakness with contractors serving the industrial market in the U.S. • Backlog is up 7% versus prior year and is up 16% versus December 2016 year-end, growing sequentially each successive month in the first half • Expecting modest uptrend in non-residential construction in 2017 • Non-residential construction market still below its prior peak in 2008 • Non-Residential • Contractors Construction 33% Organic Sales Growth versus Prior Year Construction End Market Awarded a contract for interior and exterior lighting products for the construction of a new hospital. Note: See appendix for non-GAAP reconciliations. Q2 2016Q1 2016 Q3 2016 Q4 2016 2016 (2.2%) Q1 2017 Q2 2017

Utility End Market

Organic Sales Growth versus Prior Year


15%
Utility
• Investor Owned
• Public Power
• Utility Contractors
2016
0.5%
0.6%
0.6%
(1.7%)
2.6%
(4.5%)
(4.4%)
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017

Note: See appendix for non-GAAP reconciliations.

- Q2 2017 Sales
  - Organic sales down 4% versus prior year (down 4% in U.S. and down 7% in Canada in local currency)
  - Up 6% sequentially
  - Excluding exited contract, organic sales up 3% versus prior year (up 5% in U.S.)
- Continued scope expansion and value creation with investor-owned utility, public power, and generation customers
- Continued interest in Integrated Supply solution offerings
- Secular improvement in housing market, renewables growth, and consolidation trend within Utility industry remain positive catalysts for future spending



Awarded a contract to provide transmission and distribution materials for an infrastructure upgrade project for an investor owned utility.

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Q2 Earnings Webcast 7/27/17

7 Q2 Earnings Webcast 7/27/17 CIG End Market • Q2 2017 Sales − Organic sales up 7% versus prior year (up 2% in U.S. and up 31% in Canada in local currency) after three quarters of sales declines − Up 14% sequentially • Technical expertise and supply chain solutions driving positive momentum in datacenter and cloud technology projects • Government and Institutional sales up low single digits in the U.S. • Increasing momentum seen in FTTX deployments, broadband build outs and cyber and physical security for critical infrastructure protection Organic Sales Growth versus Prior Year CIG • Commercial • Institutional • Government 15% Awarded a new long term contract to provide data communications products for a global technology company. Note: See appendix for non-GAAP reconciliations. 0.4% 0.8% (1.6%) (5.8%) (2.0%) 7.4% Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 2016 (1.7%)

8 Q2 Earnings Webcast 7/27/17 Q2 2017 Results Outlook Actual YOY Sales (2)% to 1% $1.91B Flat Gross Margin 19.2% Down 70 bps SG&A $267M, 14.0% Down 3%, Down 40 bps Operating Profit $83M Down 6% Operating Margin 4.2% to 4.6% 4.4% Down 20 bps Effective Tax Rate ~29% 25.3% Down 200 bps (0.8)% Growth 40 bps 60 bps $1.91B$1.91B Q2 2017 Sales Rest of World CanadaU.S.Q2 2016 Sales 120 bps 2.3% Growth 27.4% Growth 1.0% Organic Growth (0.1)% Growth Note: See appendix for non-GAAP reconciliations. Foreign Exchange 110 bps

9 Q2 Earnings Webcast 7/27/17 Diluted EPS Walk Q2 2016 $1.02) Core operations 0.00) Foreign exchange impact (0.03) Tax 0.03) Share count 0.00) 2017 $1.02)

10 Q2 Earnings Webcast 7/27/17 1.5 2 2.5 3 3.5 4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Cash Generation 131.5 57.0 2016 YTD 2017 YTD Free Cash Flow ($ Millions) Note: See appendix for non-GAAP reconciliations. 65% of net income 156% of net income > $1B of free cash flow over last 4 years Target Leverage 2.0x – 3.5x 3.5X Leverage (Total Par Debt to TTM EBITDA) 2015 2016 2017 Lower Free Cash Flow driven by an increase in working capital to support increased sales

11 Q2 Earnings Webcast 7/27/17 2017 Outlook Q3 FY Sales 2% to 5% 1% to 3% Operating Margin 4.2% to 4.6% 4.1% to 4.3% Effective Tax Rate ~ 27% ~ 27% Diluted EPS $3.60 to $3.90 Free Cash Flow >90% of net income Notes: Excludes unannounced acquisitions. Assumes a CAD/USD exchange rate of 0.78 in Q3. See appendix for non-GAAP reconciliations.

12 Q2 Earnings Webcast 7/27/17 Appendix NON-GAAP FINANCIAL MEASURES This presentation includes certain non-GAAP financial measures. These financial measures include organic sales growth, gross profit, financial leverage, and free cash flow. The Company believes that these non-GAAP measures are useful to investors as these provide a better understanding of sales performance, the use of debt, and liquidity. Management does not use these non-GAAP financial measures for any purpose other than the reasons stated above.

13 Q2 Earnings Webcast 7/27/17 WESCO Profile 2017 37% 33% 15% 15% 40% 15% 14% 12% 11% 8% Note: Markets & Customers and Products & Services percentages reported on a TTM consolidated basis. Products & ServicesMarkets & Customers Utility CIG Industrial Construction Investor Owned | Public Power Utility Contractors Commercial | Institutional | Government Global Accounts | Integrated Supply OEM | General Industrial Non-Residential | Contractors Automation, Controls & Motors Lighting & Sustainability General Supplies Communications & Security Wire, Cable & Conduit Electrical Distribution & Controls

14 Q2 Earnings Webcast 7/27/17 Sales Growth 2015 2016 2017 Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Change in Net Sales 0.3 (4.4) (7.4) (6.7) (4.7) (2.2) (0.3) (3.6) (3.7) (2.4) (0.2) (0.1) Acquisition Impact 1.2 1.6 2.0 3.0 2.0 3.9 3.7 2.9 1.8 3.1 0.9 Core (0.9) (6.0) (9.4) (9.7) (6.7) (6.1) (4.0) (6.5) (5.5) (5.5) (1.1) (0.1) FX Impact (2.5) (3.0) (4.1) (3.7) (3.4) (2.6) (0.9) (0.3) (0.3) (1.0) 0.6 (1.1) Workday Impact (1.6) 1.6 3.2 (1.6) 0.4 Organic 3.2 (3.0) (5.3) (7.6) (3.3) (6.7) (3.1) (6.2) (3.6) (4.9) (1.7) 1.0 (%) Note: Core sales growth excludes acquisitions during the first year of ownership.

15 Q2 Earnings Webcast 7/27/17 Q2 2017 Sales Growth – Geography U.S. Canada International Total Change in net sales (USD) (0.8) (2.5) 24.0 (0.1) Impact from acquisitions - - - - Impact from foreign exchange rates - (4.8) (3.4) (1.1) Impact from number of workdays - - - - Organic sales growth (0.8) 2.3 27.4 1.0 (%)

16 Q2 Earnings Webcast 7/27/17 Note: The prior period end market amounts noted above may contain reclassifications to conform to current period presentation. ($ Millions) Sales Growth-End Markets Q2 2017 vs. Q2 2016 Q2 2017 vs. Q1 2017 Q2 Q2 Q2 Q1 2017 2016 % Growth 2017 2017 % Growth Industrial Core 714 680 5.1% 714 681 4.9% Construction Core 626 666 (5.9)% 626 574 9.1% Utility Core 284 298 (4.9)% 284 267 6.0% CIG Core 293 275 6.6% 293 258 13.9% Total Core Gross Sales 1,918 1,919 (0.1)% 1,918 1,780 7.7% Total Gross Sales from Acquisitions - - - - - -00 Total Gross Sales 1,918 1,919 (0.1)% 1,918 1,780 7.7% Gross Sales Reductions/Discounts (8) (7) - (8) (8) -00 Total Net Sales 1,910 1,912 (0.1)% 1,910 1,773 7.7%

17 Q2 Earnings Webcast 7/27/17 Q2 2017 Organic Sales by End Market Industrial Construction Utility CIG WESCO Core Sales Growth 5.1 (5.9) (4.9) 6.6 (0.1) FX Impact (0.9) (1.5) (0.5) (0.8) (1.1) Workday Impact - - - - - Organic Growth 6.0 (4.4) (4.4) 7.4 1.0 (%)

18 Q2 Earnings Webcast 7/27/17 Outstanding at December 31, 2016 Outstanding at June 30, 2017 Debt Maturity Schedule AR Revolver (V) 380 376 2018 Inventory Revolver (V) 4 8 2020 2019 Term Loans (V) 145 115 2019 2021 Senior Notes (F) 500 500 2021 2024 Senior Notes (F) 350 350 2024 Other (V) 24 26 N/A Total Par Debt 1,403 1,375 Capital Structure Key Financial Metrics YE 2016 Q2 2017 Cash 110 88 Capital Expenditures 18 5 Free Cash Flow (1) 282 14 Liquidity (2) 705 751 ($ Millions) V = Variable Rate Debt 1 = Cash flow provided by operations less capital expenditures. F = Fixed Rate Debt 2 = Total availability under asset-backed credit facilities plus invested cash.

19 Q2 Earnings Webcast 7/27/17 Financial Leverage Twelve Months Ended June 30, 2017 Financial leverage ratio: Income from operations $ 325 Depreciation and amortization 65 EBITDA $ 390 June 30, 2017 Current debt and short-term borrowings $ 25 Long-term debt 1,335 Debt discount and deferred financing (1) 15 Total debt $ 1,375 Less: cash and cash equivalents $ 88 Total debt, net of cash $ 1,287 Financial leverage ratio 3.5X Financial leverage ratio, net of cash 3.3X (1)Long-term debt is presented in the condensed consolidated balance sheet as of June 30, 2017 net of deferred financing fees and debt discount. ($ Millions)

20 Q2 Earnings Webcast 7/27/17 2015 2016 YTD 2017 Amortization of Debt Discount(1) 6.1 3.0 0.1 Amortization of Deferred Financing Fees 6.1 3.6 1.9 FIN 48 (8.7) 1.2 0.2 Total 3.5 7.8 2.2 Non-Cash Interest Expense (1) Includes convertible debt and term loan; the convertible debt was redeemed in Q3 2016. ($ Millions)

21 Q2 Earnings Webcast 7/27/17 Free Cash Flow Reconciliation YTD 2016 YTD 2017 Cash flow provided by operations 138.6 66.8 Less: Capital expenditures (7.1) (9.8) Free cash flow 131.5 57.0 Note: Free cash flow is provided by the Company as an additional liquidity measure. Capital expenditures are deducted from operating cash flow to determine free cash flow. Free cash flow is available to fund other investing and financing activities. ($ Millions)

22 Q2 Earnings Webcast 7/27/17 Work Days Q1 Q2 Q3 Q4 FY 2015 62 64 64 63 253 2016 64 64 64 62 254 2017 64 64 63 62 253